UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                     SCHEDULE 14C INFORMATION

         Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check the appropriate box:

[ ]   Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]   Definitive Information Statement


                       Lions Petroleum Inc.
         (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid: N/A

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

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           THIS INFORMATION STATEMENT IS BEING PROVIDED
         TO YOU BY THE BOARD OF DIRECTORS OF THE COMPANY.
                WE ARE NOT ASKING YOU FOR A PROXY
          AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                       Lions Petroleum Inc.
                600 17th Street, Suite 2800 South
                            Denver, CO
                          80202, U.S.A.

Notice of Stockholder Action

To the Stockholders of Lions Petroleum Inc.:

      We are writing to advise you of certain events which have occurred with respect to Lions Petroleum Inc., a Delaware corporation ("we," "us," or "our company"), including the approval and issuance of 10,000,000 of our common stock and 2,000,000 of our preferred stock to Dale M. Paulson and Gordon L. Wiltse (collectively the "Grantees"), for their efforts in locating suitable oil and gas properties for the Company. In this information statement we refer to the common stock and the preferred stock to be issued to the Grantees as the "Granted Securities" and to the entire transaction as the "Transaction".

      The Nasdaq Marketplace rules require that we obtain stockholder approval for the issuance of the Granted Securities, since they constitute more than 20% of our outstanding common stock. We have obtained the approval of stockholders owning a majority of our outstanding common stock under Section 228 of the Delaware General Corporation Law ("Section 228"), which approval will be effective upon the expiration of twenty business days following the mailing of the accompanying information statement to our stockholders as required under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      Accordingly, no action is required by you. The accompanying information statement is furnished only to inform our stockholders of the action described above in accordance with Rule 14c-2 promulgated under the Exchange Act. The information statement is being mailed to you on or about August 10, 2005.



                                    By order of the Board of Directors,


                                    Dale M. Paulson
                                    Principal Executive Officer


August 9, 2005

=============================================================================

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                       Lions Petroleum Inc.
                600 17th Street, Suite 2800 South
                            Denver, CO
                          80202, U.S.A.


                      Information Statement
  Pursuant to Rule 14c-2 of the Securities Exchange Act of 1934

      We are furnishing this stockholder information statement to you, as a holder of our common stock, to provide you with information and a description of an action which was taken by written consent of our controlling stockholders on August 8th, 2005, subject to the expiration of 20 business days following the mailing of the accompanying information statement to our stockholders and in compliance with the relevant sections of the Delaware General Corporation Law and our bylaws. On that date, D. Wayne Hartford, Bonita Ann Hartford, Hartford Investments Corporation II, Bonhart Holdings Corporation, Pure Energy Inc., Thomas Wikstrom and Slocombe Family Trust, stockholders who collectively own 343,098 shares, or 76.99% of our outstanding common stock, signed a written consent approving the issuance of the Granted Securities in the Transaction. These stockholders are sometimes referred to in this information statement as our "controlling stockholders."

      We are not asking you for a proxy, and you are requested not to send us a proxy.

      This information statement is being mailed on or about August 10, 2005 to stockholders of record on August 8th, 2005 (the "Record Date"). This information statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act. As of the Record Date, there were 445,661 shares of our common stock outstanding. Under the Delaware General Corporation Law and our bylaws, the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock on the Record Date was required to approve the issuance of the Granted Securities. As of the Record Date, 222,831 shares of common stock constituted a majority of the outstanding shares of our common stock.

      The Nasdaq Marketplace rules require us to obtain stockholder approval for the issuance of the Granted Securities because they represent more than 20% of our outstanding common stock. In the event that all of the Granted Securities issued to the Grantees were converted into our common stock, (and no other preferred stock or warrants were converted) such shares would constitute 96.41% of our common stock. Accordingly, we obtained stockholder approval under Section 228, effective upon the expiration of 20 business days following the mailing of this information statement to our stockholders as required under the Exchange Act.

      We have asked brokers and other custodians, nominees and fiduciaries to forward this information statement to the beneficial owners of the common stock held of


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record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

      This is not a notice of a meeting of stockholders, and no stockholders meeting will be held to consider any matter described in this information statement.

       Please note that our controlling stockholders have voted to approve the issuance of the Granted Securities in the Transaction, and the number of votes held by the controlling stockholders is sufficient to satisfy the stockholder vote requirement for such action. Accordingly, no additional votes will be needed to approve this action.


                   SUMMARY OF THE TRANSACTION

      The Board of Directors by unanimous written consent dated as of August 8th, 2005, and certain of our stockholders owning a majority of issued and outstanding capital stock of the Company entitled to vote, by written consent dated as of August 8th, 2005, after reviewing the current financial conditions of the Company and the efforts that have been made in establishing a new business in the field of oil and gas, approved and adopted resolutions to issue the Granted Securities to Dale M. Paulson and Gordon L. Wiltse.

      The Board of Directors believe that Dale M. Paulson and Gordon L. Wiltse would be able to further assist in locating suitable oil and gas properties for the Company, although this would require the commitment of additional personal time and resources on their part, which was not reflective of their current share position in the Company. The Board of Directors decided it is expedient for the Company to offer common and preferred shares to Dale M. Paulson and Gordon L. Wiltse for purchase at a price per share which reflects the current value of the Company. Based on the Company's most recent financial statements being its un-audited financial statements for the fiscal quarter ended March 31, 2005, the Company's liabilities are significantly in excess of its assets resulting in net asset break up value of ($634,126) and a net break up asset value per share of approximately ($1.42). The Board of Directors has decided to issue 5,000,000 shares of its common stock and 1,000,000 shares of its preferred stock to each of Dale M. Paulson and Gordon
L. Wiltse at a price of $0.0001 per share.

The Granted Securities

      The Granted Securities are composed of 10,000,000 shares of our common stock and 2,000,000 shares of our Series "A" preferred stock convertible into 10,000,000 shares of our common stock.

      The shares of Series "A" preferred stock are convertible into 48.20% of our outstanding common shares, assuming conversion of all of the preferred stock, or 10,000,000 shares of our common stock. The Series "A" preferred stock has a par value of $.0001 per share and the right to receive upon liquidation the same amount paid to the holders of the Common Stock on an as-converted basis. Each share of the Series "A"


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preferred stock is convertible into 5 shares of our common stock, has the right to receive dividends on an as-converted basis with any dividends declared on the common stock, and has voting rights equal to the common stock on an as-converted basis.

Effects of the Transaction

      The Transaction should not have any effect on our financial statements, except for a change in the number and classes of our shares outstanding as shown in the following table.

                              Number of Common       Number of Common
                              Stock Equivalents on   Stock Equivalents after
Type of Shares                Record Date            Completion of Transaction
----------------------------- ---------------------- -------------------------

Common Stock                         445,661              10,445,661
Preferred                                  0              10,000,000
Options                              300,000                 300,000
    Total                            745,661              20,745,661


Interest of certain persons in the matters to be acted upon

      Both of the Grantees, Gordon L. Wiltsie and Dale M. Paulson are our current directors and officers and upon completion of the Transaction, they will be the beneficial owners to 97.16% of our common stock.

      The Company is not aware of any director who has or will oppose the Transaction or any other persons who have expressed, in writing, any opposition to the Transaction.


Stockholder Communication

      Stockholders may communicate with directors by sending a written communication to the attention of the secretary of our company at our offices located at 600 17th Street, Suite 2800 South, Denver, CO 80202. All communication will be forwarded directly to the intended recipients.


         PROCEDURE FOR APPROVAL OF ACTION; VOTE REQUIRED

      The Delaware General Corporation Law and our bylaws provide that any action which may be taken at a meeting of the stockholders may be taken without a meeting and without prior notice if consent in writing, setting forth the action to be taken, is signed by the holders of a majority of the outstanding shares entitled to vote.

      On August 8th, 2005, the record date for determining the stockholders entitled to receive this information statement, there were 445,661 shares of common stock


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outstanding.  The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders.

      We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the issuance to the Grantees of the Granted Securities in the Transaction. Nasdaq rules require that stockholder approval be obtained prior to the issuance of 20% or more of the number of shares or voting power of the company outstanding prior to the issuance. On August 8th, 2005, our board adopted resolutions approving the issuance of the Granted Securities and recommending that the stockholders approve such issuance. By written consent dated August 8th, 2005, stockholders who collectively hold 343,098 shares, or 76.99% of the issued and outstanding shares of our common stock at the time, approved the issuance of the Granted Securities, subject to the expiration of 20 business days from the date of mailing of this information statement to our stockholders.

     UNAVAILABILITY OF DISSENTERS' RIGHTS UNDER DELAWARE LAW

      The corporate actions described in this information statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares.

                  SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the beneficial ownership of our common stock by any person we know to own more than 5% of any class of our voting securities and by all officers and directors, individually and as a group, both as of the Record Date and after the closing of the Transaction. On August 8th, 2005, there were 445,661 shares of common stock outstanding.

      After the Transaction, there will be 10,445,661 shares of common stock, 2,000,000 shares of preferred stock, and 300,000 stock options outstanding, for a total voting power of 20,745,661 shares.

      The number and percentage of shares beneficially owned has been calculated pursuant to Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under this rule, beneficial ownership includes any shares as to which each security holder has sole or shared voting power or investment power and also any shares which the security holder has the right to acquire within 60 days. For purposes of determining beneficial ownership in this table, all the shares underlying the preferred stock have been included.

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                        Number                      Number of      Percent
                        Of Shares     Percent       Voting Shares  of Voting
                        Beneficially  of Class      Beneficially   Shares
Name and Address        Owned on      Owned on      Owned After    Owned After
of Beneficial Owner     Record Date   Record Date   Transaction    Transaction
----------------------- ------------- ------------- -------------- -----------
Hartford Holding
30 Pollard Street
Richmond Hill, Ontario
Canada L4B 1C3 (1)           61,598       13.82%            61,598       0.3%

Thomas Wikstrom
1,Beim Antonskraiz
L-8116 Bridel
Luxembourg                  100,000       22.44%           100,000       0.49%

Dale M. Paulson
1150-789 West Pender St.
Vancouver,
British Columbia
Canada V6C 1H2 (2)           79,500       17.84%        10,079,500      49.30%

Gordon L. Wiltse
1150-789 West Pender St.
Vancouver,
British Columbia
Canada V6C 1H2 (3)           78,000       17.50%        10,078,000      49.29%


(1) Hartford Holding is constituted of D. Wayne Hartford, Bonita Ann Hartford, Hartford Investments Corporation II and Bonhart Holdings Corporation. Hartford Investments Corporation II is beneficially owned and controlled by D. Wayne Hartford and Bonita Ann Hartford. Bonhart Holdings Corporation is indirectly 100% owned and controlled by Bonita Ann Hartford.

(2) Includes 5,000,000 shares of common stock, and 1,000,000 shares of common stock underlying preferred stock.

(3) Includes 5,000,000 shares of common stock, and 1,000,000 shares of common stock underlying preferred stock.


                     ADDITIONAL INFORMATION

Compliance with Section 16(a) of the Exchange Act

       Section 16(a) of the Exchange Act and the rules of the Securities Exchange Commission promulgated thereunder require our company's directors, executive officers and persons who own more than 10% of a registered class of its equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and to furnish our company with copies of such filings. Based solely on our company's review of the copies of the forms it received, our company believes that, during the fiscal year ended September 30, 2004, its officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to such individuals.

Available Information

      We will furnish without charge to any stockholder, upon written or oral request, any documents filed by us pursuant to the Exchange Act. Requests for such documents should be addressed to Lions Petroleum Inc., 600 17th Street, Suite 2800 South, Denver, CO 80202. Documents filed by us pursuant to the Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).


                   INCORPORATION BY REFERENCE

      Our annual report on Form 10-KSB filed March 17, 2005 and our quarterly report on Form 10-QSB for the second quarter ended March 31, 2005 filed May 23, 2005 are attached hereto and hereby incorporated by reference as of their respective dates.

      We will furnish without charge to record and beneficial holders of our company stock, upon written or oral request, by first class mail or other equally prompt means within one business day of such request, a copy of any and all of the documents referred to into this information statement. Requests should be made by telephone to (720) 359-1604 or in writing to Lions Petroleum Inc., 600 17th Street, Suite 2800 South, Denver, CO 80202.





                                     By order of the Board of Directors,



                                     Dale M. Paulson
                                     Principal Executive Officer
                                     August 9, 2005